QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2003

MADISON BANCSHARES GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-17539 (Commission File Number)	23-2512079 (IRS Employer Identification No.)
1767 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant's telephone number, including area code: (215) 641-1111

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

        On February 28, 2003, the Registrant issued a press release announcing that it has requested the delisting of its common stock, par value $1.00 per share (the "Common Stock"), from the Nasdaq SmallCap Market effective at the beginning of business on March 7, 2003. The Common Stock will continue to be traded on the National Quotation Bureau's "Pink Sheets" under the symbol "MADB." Ryan Beck & Co. has agreed to continue to act as a market maker for the Common Stock on the "Pink Sheets." Upon delisting, the Registrant intends to file a Form 15 with the Securities and Exchange Commission (the "Commission") to deregister the Common Stock under the Securities and Exchange Act and to terminate the Company's obligation to file periodic and annual reports with the Commission.

        A copy of this press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.
99.1 Press Release of the Registrant, dated February 28, 2003.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON BANCSHARES GROUP, LTD.
By:	/s/ CHERYL HINKLE RICHARDS Cheryl Hinkle Richards Senior Vice President

February 28, 2003

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Registrant, dated February 28, 2003.

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX